Other Non-current Assets (Tables)	12 Months Ended
Dec. 31, 2016
Other Non-current Assets
Schedule of other non-current assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2016	2015
ZIM notes, net	$40,232	$39,094
Equity participation ZIM	—	28,693
HMM notes, net	25,651	—
Other assets	5,274	4,401

Total	$71,157	$72,188